                                                                EXHIBIT 10.2.3.1

                           AMENDMENT NO. 3 TO LEASE
                           ------------------------


     THIS AMENDMENT NO. 3 TO LEASE dated May 12, 1998 between TOWER BRIDGE ASSOCIATES, a Pennsylvania limited partnership ("Landlord"), and U.S. BIOSCIENCE, INC., a Pennsylvania corporation ("Tenant").

                                  BACKGROUND
                                  ----------

     Landlord and Tenant entered into a Lease dated September 19, 1990 as amended by Amendments No. 1 and 2 to Lease dated August 31, 1991 and June 30, 1995, respectively (such Lease, as so amended, the "Lease"), for approximately 19,875 rentable square feet on the Fourth Floor (the "Fourth Floor Premises") and 6,479 rentable square foot on the 3rd floor (the "Third Floor Premises") of One Tower Bridge, 100 Front Street, West Conshohocken, PA (the "Building"), which Lease term expires on October 31, 1998. Tenant has accepted an offer from Landlord to extend the term of the Lease for the Fourth Floor Premises, and to relocate from the Third Floor Premises to 6,985 rentable square feet on the second floor (the "Second Floor Premises"). The area leased by Tenant from time to time under the Lease, as amended hereby, is sometimes referred to herein and in the Lease as the "Demised Premises." The commencement date for the extension of the Lease as it applies to the Fourth Floor Premises and the relocation to the Second Floor Premises is November 1, 1998. For the Second Floor Premises, the commencement date may be extended as hereinafter set forth to a date not later than thirty (30) days after the date Landlord gives Tenant prior written notice of the vacation of the Second Floor Premises by the existing tenant, Trinity Communications, Inc. ("Trinity"). Tenant acknowledges that the Third Floor Premises is expansion space for Keane Tracers, Inc. Landlord is willing to extend the term of the Lease and relocate Tenant to the Second Floor Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Premises.  Tenant hereby shall continue to hire from Landlord for an
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additional lease term of five (5) years (the "Extended Term"), the Fourth Floor
Premises and the Second Floor Premises upon and subject to all the provisions, covenants and conditions set forth and in the Lease as amended hereby. If Tenant cannot relocate from the Third Floor Premises to the Second Floor Premises as of the expiration date of October 31, 1998 because Trinity has not vacated, Tenant shall remain in the Third Floor Premises but not later than thirty (30) days past the Landlord's notice of the vacation date of Trinity. Landlord shall provide Tenant with thirty (30) days' prior written notice of the vacation date of Trinity and, upon the actual vacation by Trinity, Landlord and Tenant will enter into a memorandum setting forth such actual vacation date and the commencement date of the Extended Term with respect to the Second Floor Premises (such date, the "Second Floor Commencement Date").

     2.   Term.  Commencing on November 1, 1998 for the fourth floor Premises,
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and on the Second Floor Commencement Date for the Second Floor Premises, the
Extended Term shall continue until October 31, 2003, except if sooner terminated in accordance with the provisions of this Amendment and the Lease, expiring simultaneously on October 31, 2003.

     3.   Rent.  For the Fourth Floor Premises and Second Floor Premises the
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Annual Base Rent shall be $25.00 per rentable square foot for each year of the
Extended Term, times the square footage leased on either the second or third floors (whichever is applicable at such time) and the fourth floor. All such Base Rent shall be paid, without deduction or offset, in advance on or before the first day of each month and as otherwise provided in the Lease. If the Second Floor Commencement Date is later than November 1, 1998, the Base Rent shall be as follows:

Portion of Premises      Annual Base Rent  Monthly Base Rent
-------------------      ----------------  -----------------
Fourth Floor Premises        $496,875          $41,406.25
Third Floor Premises         $161,975          $13,497.91
Second Floor Premises        $174,625          $14,552.08

          The Base Rent for the Fourth Floor Premises will commence at the above rate on November 1, 1998. The Base Rent for the Second Floor Premises will commence at the above rate on the Second Floor Commencement Date; if the Second Floor Commencement Date is not the first day of the month, the Base Rent attributable to any month in which the Second Floor Premises is demised to Tenant for only part of the month shall be pro rated on a per diem basis. If the Second Floor Commencement Date is after November 1, 1998, Tenant shall pay Base Rent at the above rate for the Third Floor Premises from November 1, 1998 until the Second Floor Commencement Date; provided, however, that Tenant shall
                                          -----------------
be a holdover subject to the holdover provisions of the Lease if Tenant fails to vacate the Third Floor Premises as provided in Section 1, above.

     4.   Adjustment for Rent.  Tenant shall pay all Additional Rent as provided
          -------------------
in Section 7 of the Lease for Fourth Floor Premises and Second Floor Premises. The Base Operating Cost per Square Foot with respect to the Fourth Floor Premises and Second Floor Premises is agreed to be $3.20 per rentable square foot, and the Base Tax per Square Foot is agreed to be $1.10 per rentable square foot. On the Second Floor Commencement Date, Tenant's Share of Rentable Office Area of the Building shall be increased to 10.01%.

     5.   Condition of the Demised Premises.  Tenant shall accept the Fourth
          ---------------------------------
Floor Premises and Second Floor Premises in their condition "as is," except that Landlord shall provide a moving allowance for the Second Floor Premises of $13,970.00, payable by Landlord to Tenant upon the Second Floor Commencement Date.

     6.   Other Terms and Conditions.  All of the other terms and conditions of
          --------------------------
the Lease not inconsistent with the provisions of this Amendment shall apply to the Fourth Floor Premises and Second Floor Premises.

     7.   Early Termination.  Landlord may terminate this Lease, effective as of
          -----------------
October 31, 2000, upon notice provided to Tenant not later than March 31, 1999. Upon the effective date of termination and surrender of the Demised Premises as required by the terms of the Lease, as amended hereby, and provided no Event of Default has occurred under the Lease which is then continuing, Landlord shall pay to Tenant a termination payment of $200,000.00. Tenant may also terminate this Lease as of October 31, 2000 provided Tenant gives Landlord written notice of the election to terminate this Lease on or before February 28, 1999 and no termination payment or penalty shall apply. If Landlord or Tenant terminates this Lease as per the above, Tenant shall vacate each of the Premises as of October 31, 2000, remove its personal property and restore any damaged area of the Demised Premises caused during such removal.

          Landlord may terminate this Lease, effective as of October 31, 2001, upon notice provided to Tenant not later than March 31, 2000. Upon the effective date of termination and surrender of the Demised Premises as required by the terms of the Lease, as amended hereby, and provided no Event of Default has occurred under the Lease which is then continuing, Landlord shall pay to Tenant a termination payment of $150,000.00. Tenant may also terminate this Lease as of October 31, 2001 provided Tenant gives Landlord written notice of the election to terminate this Lease on or before February 28, 2000 and no termination payment or penalty shall apply. If Landlord or Tenant terminates this Lease as per the above, Tenant shall vacate each of the Premises as of October 31, 2001, remove its personal property and restore any damaged area of the Demised Premises caused during such removal.

          Any notice of early termination provided by Landlord or Tenant as set forth above must be based upon the leasing of space now included in the Demised Premises to the tenant under the Lease between Landlord and Miller, Anderson & Sherrerd, as amended.

     8.   Lease Ratified.  Except as amended hereby or inconsistent with the
          --------------
provisions hereof, the Lease is hereby ratified and confirmed.


                                    LANDLORD:

                                    TOWER BRIDGE ASSOCIATES


                                    By: /s/ Donald Pulver
                                        -------------------------------
                                    Authorized Officer of Oliver Tyrone Pulver
                                    Corporation, General Partner of Oliver Tower
                                    Associates, acting in its capacity as the
                                    Managing General Partner of Tower Bridge
                                    Partners I, the General Partner of Landlord

                                    TENANT:


                                    By: /s/ H. Charles Ford
                                        -------------------------------
                                    U.S. BIOSCIENCE, INC.
                                    Authorized Officer

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